EXHIBIT 99.5
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                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                           AND RULES 13a-14 AND 15d-14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                           AS PROMULGATED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 USC 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934 as promulgated pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, in connection with the Form 8-K A1 dated September 16, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Mahoney, the Chief Executive Officer, and I, Charles C. McCutcheon, the Chief Financial Officer of the Company, hereby certify, to the best of our knowledge, that:

     1.   We have reviewed the Report;

     2. The Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading;

     3. The financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods presented in the Report;

     4.   We acknowledge that we:

          a. are responsible for establishing and maintaining "disclosure controls and procedures" for the Company;

          b. have designed such disclosure controls and procedures to ensure that material information is made known to me/us, particularly during the period in which the Report is being prepared;

          c. have evaluated the effectiveness of the Company's disclosure controls and procedures within ninety (90) days of the date of the Report; and

          d.   have   presented  in  the  Report  our   conclusions   about  the
               effectiveness of the disclosure controls and procedures based on the required evaluation;

     5. have disclosed to the Company's auditors and to the Audit Committee of the Board of Directors of the Company (or persons fulfilling the equivalent function):

          a. all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified to the Company's auditors any material weakness in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

     6. Have indicated in the Report whether or not there were significant changes internal controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

     7. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.


Dated: November 4, 2002                   s/John J. Mahoney
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                                        John J. Mahoney, Chief Executive Officer


Dated: November 4, 2002                   s/Charles S. McCutcheon
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                                        Charles S. McCutcheon,
                                        Chief Financial Officer